2016 Investor Day December 14, 2016 Exhibit 99.2

Investor Day Agenda Start Time Topic 8:00 AM Welcome and CEO Opening Remarks 8:45 AM Global Rolled Products 9:30 AM Engineered Products and Solutions 10:15 AM Break 10:45 AM Transportation and Construction Solutions 11:30 AM CFO 11:50 AM Q&A Session (CEO and CFO) 7:30 AM Breakfast

Important Information Forward–Looking Statements This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2015, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.

Important Information (continued) Non-GAAP Financial Measures Some of the information included in this presentation is derived from Arconic’s consolidated financial information but is not presented in Arconic’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliation of forward-looking non-GAAP financial measures such as EBITDA, Return on Net Assets, and Free Cash Flow to the most directly comparable GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measure which includes, but is not limited to, price/mix and volume. Any reference to historical EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix. Other Information The separation of Alcoa Inc. into two standalone companies – Arconic Inc. (the new name for Alcoa Inc.) and Alcoa Corporation – became effective on November 1, 2016. Arconic comprises the Engineered Products and Solutions (EPS), the Global Rolled Products (GRP) (other than the rolling mill operations in Warrick, Indiana (“Warrick”) and the 25.1% equity investment in the Ma’aden Rolling Company (“MRC”) in Saudi Arabia), and the Transportation and Construction Solutions (TCS) segments. References in this presentation to “Combined Segments” reflect the combined performance of the EPS, GRP and TCS segments, and, unless otherwise noted, do not include Warrick and MRC, which became a part of Alcoa Corporation upon separation. Arconic expects to exit the North American Packaging business at its Tennessee Operations following the expiration of the toll processing and services agreement with Alcoa Corporation, unless sooner terminated by the parties.

2016 Investor Day Klaus Kleinfeld – Chairman and CEO Opening Remarks December 14, 2016

2 Strongly Positioned in Attractive Markets Arconic 2015 Revenue by End-Market1 Excludes Warrick Includes Industrial Gas Turbines ~70% revenues from #1/#2 leadership positions 85% in Aerospace 96% in North American Auto 93% in Commercial Transportation Driving customer value through unparalleled capabilities Multi-materials expertise Broad range of manufacturing processes Application engineering Major supplier to industry leaders in all sectors Commercial Airframes Commercial Aero Engines 15% Commercial Transportation Building and Construction Regional Specialty Products Aerospace & Transportation 65%2

Substantially Improved Portfolio and Margin

Combined Segments Financial Performance[1]: 2008 & 2015



7%
15%
Acquisitions
e.g., Firth Rixson, RTI
Organic Expansions
e.g., Davenport auto
Innovations
e.g., Al-Li, DuraBright®
Business Line Exits
e.g., automotive wheels
Divestitures
e.g., wire harness and soft alloy extrusions
Productivity
~$600M savings per annum
Decision to Separate
2008 EBITDA %[2]
2015 EBITDA %

1) Excludes corporate spend and Warrick
2) Includes the wire harness and electrical distribution business which was sold in 2009 and reflected in discontinued operations in the 2008 historical presentation.
See appendix for EBITDA reconciliations

ARCONIC 3

Arconic: Focused on Driving Shareholder Value with an Owner Mindset Arconic Shareholder Value Creation Model 4 Shareholder Value Productivity / Overhead Cost Reduction O W N E R M I N D S E T Innovation Market Share / Growth Returning Cash to Shareholders Capital Efficiency De-Leveraging O W N E R M I N D S E T

2016 2017 2019 Revenue $12.1B - $12.6B $11.8B - $12.4B 7% - 8% CAGR2 Combined Segment EBITDA % ~16% ~17% ~19% EBITDA %1 ~14% ~15% ~17% RONA % ~7%3 ~9% 11% - 12% Gross Debt $8.1B $7.1B Net Debt / EBITDA4: 2.0x- 2.5x Cash $1.8B $1.2B AA Stake 19.9% Stake = ~$1.2B (as of 12/09/2016) Free Cash Flow5 $350M+ ~$700M Financial Targets through 2019 Drive Significant Shareholder Value Arconic Targets For comparable analytical purposes only, all periods shown use the 2017 expected corporate spend of ~$300M Compounded annual growth rate from Year End 2017 to Year End 2019 For comparable analytical purposes only, Return on Net Assets (RONA) 2016 uses an annualized view of Q4 2016 corporate expense Excludes the benefit of monetizing the retained interest in Alcoa Corp. Free Cash Flow = Operating Cash Flow - CapEx 5 Arconic Financial Targets/Outlook ~$1.2B monetization of retained interest in Alcoa Corp (19.9%) Responsible monetization with timing based on market conditions Would be used for Debt pay-down Share repurchases

Attractive Margin Impact Potential across All Groups

Arconic Groups – Earnings Potential (3-5 years)

	2016E Revenue	2016E EBITDA Margin	Earnings Potential	Key Levers
EPS	$5.6B-$5.8B	~21%	~+400 bps	▪ Growth from **increased market share** on next-generation aero-engine and airframe programs ▪ Continued **product** and **process innovation** ▪ Cost reduction through **world-class operations** and **low-cost manufacturing** strategy
GRP	$4.8B-$5.0B	~11%+	~+200 bps	▪ Increased utilization through **Auto Aluminization** ▪ Start-up **Very Thick Plate Stretcher** project targeting CFRP airframe structures ▪ Cost reduction through **world-class operations**
TCS	$1.7B-$1.8B	~15%	~+250 bps	▪ Further **penetrate** Al wheels in Europe and Asia by developing new products tailored for specific regions ▪ Expand BCS presence into **building interiors** through innovations in surface quality / finish ▪ **Low-cost** sourcing to further drive down costs

ARCONIC

6

0.5% to 1.5% Price/Mix/Volume -0.5% to -1.5% ~2% -2.5% to -3.5% +4.5% to +5.5% Targeting 2017 Net Savings of ~2% of Revenue 2017 Productivity Impact1 (% of Revenue) 1) Assumes constant LME/FX 2) Excludes Warrick 7 2016 YTD Gross Productivity $650M gross productivity target Q3 YTD achievement of $524M2 Business programs $266M Procurement savings $211M Overhead reduction $47M Over 11,000 improvement actions in DI system 25,000 employees participating in productivity improvement programs Productivity Impact: 2017

Capital Allocation Priorities 8 Maintain / Grow the Business Optimize Our Financial Position Return Cash to Shareholders Disciplined organic investments directed towards the highest return opportunities Ongoing review of assets for strategic and financial fit Tuck-in acquisitions Debt pay-down Responsible monetization of AA minority stake based on market conditions Regular dividends Periodic, opportunistic share repurchases based on relative return assessment Applying an Owner Mindset to Capital Allocation

Exacting CapEx Approval Process; 2017 CapEx Capped at $650M

CapEx Approval Process

2017 CapEx Plan ($M)



650
136
242
272
Approval criteria:
▪ Hurdle-rate > 15%
+
▪ Payback < 5 years
~50% of D&A
Sustaining CapEx
Approved
Under review
Return-seeking CapEx
Total CapEx

Exacting CapEx Approval Process

Reviewer / Approver	% of CapEx Spend
Audit Committee / Board	~35%
CEO / CFO	~80%[1]
Group / Business Unit	~20%

1) Inclusive of the ~35% reviewed / approved by the audit committee / board

ARCONIC

9

Executive Compensation Structure Aligned to Shareholder Value Creation

Executive Compensation Structure[1] (CEO and NEOs[2])

	Share of Total Compensation	***Performance Metrics***	*Weights*	
Annual Base + Incentive Compensation[3]	**CEO 25%** **NEOs ~40%**	***90%*** **EBIT $**	45%	
		Free Cash Flow	45%	
		10% **Non-Financial Metrics**		
		▪ Safety	5%	
		▪ Diversity	5%	
+				
Long-term Incentive Compensation[3]	**CEO 75%** **NEOs ~60%**	**RONA**	50%	**X** ***Relative TSR modifier*** *+/- 10%*
		EBITDA Margin	25%	
		Revenue Growth	25%	
		Based on 3-year plan		

1) *Free cash flow, EBITDA, EBIT, EBITDA margin and RONA adjusted for one-time items*
2) *NEOs – Named Executive Officers*
3) *Performance metrics drive 100% of Annual Incentive Compensation & 80% of LTI compensation awarded as performance shares*

ARCONIC 10

Separation Unleashes Distinct Advantages Advantages of Separation 11 Management Incentives Fully Aligned with Shareholder Value Creation: Short-Term Incentives Driven by EBIT $ and FCF Long-Term Incentives Driven by RONA, EBITDA % and Revenue Growth  Distinct Focus on Major End-Markets: Aerospace Automotive Commercial Transportation Building & Construction Exacting CapEx Approval Process Reducing Working Capital in each Business to Benchmark Levels Target Net Debt / EBITDA of 2.0x to 2.5x1 Technology Portfolio 100% Concentrated on Value-Add Products / Processes Fully Materials-Agnostic Accentuates Relevant Disruptive / Next-Generation Technologies (e.g., Additive Manufacturing) High-Performance Team Culture  Focus on High-Growth, Innovation-Intensive Markets Attractive Company Equity Standard Set of KPIs Low Cost Manufacturing Enhanced Automation / Digitization Reduction of Corporate Spend Shareholder Alignment Capital Efficiency/ Structure Management Focus Operations Efficiency Technology- / Innovation- Centered Attractive to Top Talent Excludes the benefit of monetizing the retained interest in Alcoa Corp.

In Summary: A Relentless Focus to Drive Shareholder Value Arconic Shareholder Value Creation Model and Targets 12 For comparable analytical purposes only, all periods shown use the 2017 expected corporate spend of ~$300M Compounded annual growth rate from Year End 2017 to Year End 2019 For comparable analytical purposes only, Return on Net Assets (RONA) 2016 uses an annualized view of Q4 2016 corporate expense Excludes the benefit of monetizing the retained interest in Alcoa Corp. Free Cash Flow = Operating Cash Flow - CapEx

2016 Investor Day Global Rolled Products Kay Meggers – EVP, Arconic and Group President, GRP December 14, 2016

A Global Leader in Key End Markets Global Rolled Products (GRP) 2 Aerospace and Automotive Products Brazing, Commercial Transportation and Industrial Solutions ~10,800 Employees | Presence in 4 continents: 12 Facilities in 7 Countries | 2015 Revenue: $5.3B1 MicromillTM Products and Services Aerospace and Automotive Products Global Leader in the automotive & aerospace markets Brazing, Commercial Transportation and Industrial Solutions Global Leader for heat exchanger, commercial transporta-tion and industrial solutions Excludes Warrick Includes Tennessee Packaging $2.5B Rev $2.8B Rev2 MicromillTM Products and Services Disruptive material, process and business model

Significantly Higher Profitability from Moving to Higher Margin Product Mix

GRP Financial Performance[1]: 2008 & 2015



3%
$113 EBITDA/MT
2008 EBITDA %
Divestitures
e.g., Shanghai foil mill, Spanish system, Belaya Kalitva
Business Line Exits
e.g., Litho in China, Can sheet in Australia, North America & Middle East
Innovations
e.g., A-951, Endur-Al, Nautic-Al, 5 layer brazing, Micromill™
Organic Expansions
e.g., DPW & TN auto, VTP Stretcher
Productivity
~$200M+ savings per annum
10%
$326 EBITDA/MT
2015 EBITDA %

ARCONIC

1) Excludes Warrick
See appendix for EBITDA reconciliations.

3

Leading Light-Weighting in Aerospace and North American Automotive GRP – Competitive Strengths 4 61% of revenue from #1 or #2 market positions Differentiated position in sheet and plate for aerospace, automotive, brazing, commercial transportation and industrial products markets Leading in growing markets Aluminizing the NA automotive market Leading edge in rolling technology Global aerospace airframes leader Unique capabilities to produce most challenging aerospace sheet and plate products Global footprint to serve key aerospace OEMs Growing automotive sheet revenue ~6x, from $229M in 2013 to $1.3B in 2018 Invented bonding process to enable the mass-market shift from steel to aluminum MicromillTM: A disruptive material, process, and business model (Redefines boundaries of vehicle design; 13 customers signed qualification agreements) Very Thick Plate (VTP) Stretcher aligns our products with key aerospace trends

5 GRP Serving Attractive and Growing Market Segments GRP – Market Segment Overview Market Segment % of 2015 Revenue Market Growth Arconic GRP Revenue Drivers 2017 20191 Global Aero Airframes 22% (1.4%) 5.0% Lower Al wide-body build rates Ramp up of CFRP3 plane build rates Very Thick Plate Stretcher starting mid 2017 North America Auto Sheet 15% 20.3% 23.3% Decided against conventional capacity expansion to avoid overcapacity / price erosion Ramp up Tennessee, creep Davenport MicromillTM commercialization Brazing 8% 1.6% 2.9% Technology leadership Global presence Commercial Transportation 10% (4.0%) 4.8% Differentiated product pipeline Industrial Products 21% 1.8% 1.8% Commercial capability and technology Other2 24% 1) From 2017 year-end to 2019 year-end CAGR 2) Excludes Tennessee Packaging, business will be exited 3) CFRP: Carbon Fiber Reinforced Polymer

Innovation Delivers Profitable Revenue Growth

GRP – Innovation Commercialization Examples

Aerospace & Defense





- **Advanced aerospace alloys deliver superior performance**
  - **Wings:** 2624, 7055, 7085
  - **Fuselage:** 2524, 6013

65% of revenue from ATC collaboration

Automotive



- **A951 adhesive bonding new standard for bond durability**
  - Enables **growth of aluminum** in structural automotive applications
  - Over **½ million metric tons per year** by 2018

85% of revenue from ATC collaboration

Brazing



- **Multi-layer** solutions for **sheet-based heat exchangers**
  - **Automotive, Truck, Off Road, stationary HVAC&R**[1]
  - Better **corrosion protection**
  - **Longer in-service** requirements

53% of revenue from ATC collaboration

1) HVAC&R: Heating Ventilation Air Conditioning & Refrigeration
ATC: Arconic Technology Center

ARCONIC 6

Strong Position in Aerospace – If It Flies, We’re On It 7 2016 JSF $125M contract GRP aluminum plate 10x share jump on key programs 2016 Embraer $470M contract Prominent position on E2; sole supplier for wing skins and fuselage sheet Features proprietary Arconic alloys 2014 Boeing $1B+ contract Arconic content on every Boeing platform Largest contract ever between the two companies 2016 Airbus $1B contract GRP sheet and plate on every Airbus platform First to include Thick Plate Stretcher products Over $4B in Aerospace contracts since 2014

In the Fast Lane with Automotive – Aluminization Continues 8 2017 Chrysler Pacifica Multi-year contract for FCA US all-new minivan Features Arconic aluminum and Arconic 951 Ford F-150 and F-250 Multiple contracts for F-150 and F-250; started production in 2014 and 2016 respectively 1st mass-market AIV2 – supplied by TN, DPW, LAN 2016 GM Cadillac CT6 Multi-year contract awarded in 2014 Utilizes aluminum-intensive architecture Nissan North America 100% supplier to Nissan for its NA business Multi-year contract signed in 2016 covers seven programs, incl. Altima, Murano, Maxima, Titan Auto sheet revenue estimated to grow 6x1 to $1.3B in 2018 Versus 2013 AIV: Aluminum Intensive Vehicle

GRP Incremental Margin Potential of ~200 bps

GRP – Earnings Potential (3-5 Years)

Profitability Improvement Program

Profitability Drivers

Innovation, Share Gain	Process Optimization, Productivity	Material Cost Reduction	Overhead and Other Cost Reduction
▪ Very Thick Plate stretcher ▪ Auto light-weighting ▪ Brazing 5 layer sheet	▪ Manage product & customer complexity ▪ Franchise standards ▪ Equipment uptime ▪ Automation & digitization ▪ Debottlenecking, "sweat the assets"	▪ Negotiate alloy savings ▪ Natural gas savings ▪ Increase rail shipments ▪ Low-cost sourcing	▪ Shared Services utilization ▪ Consolidate salaried positions

2016E EBITDA Margin ~11+% → **EARNINGS POTENTIAL** → **+~200 bps**

Headwinds

Price and Mix Effect	Material and Other Cost Increases	Labor Cost Increase
▪ Overcapacity from new competitors ▪ Aero plate overhang ▪ Mix shifts to exports	▪ Building & equipment maintenance ▪ Customer shipments destination changes	▪ Labor inflation ▪ Higher benefits, e.g., healthcare, welfare cost

Capital

Capital Efficiency Drivers

Working Capital
- Reduce inventory: raw materials, work-in-progress, finished goods
- Better terms from metal suppliers

CapEx
- Exacting capital allocation / approval process

ARCONIC

9

Significant Interest from OEMs and potential Licensees MicromillTM Commercialization Strategy 10 NA – Arconic Build Detailed engineering Seek volume commitment from OEMs MicromillTM Regional Strategy MicromillTM Customer Qualifications License Marketing partnership with Danieli, covering Europe, Asia (ex. China), South America Substantial interest Asia – JV JV opportunities to supply markets in Asia Commercial use material OEM #1 Qualifying material OEM #2 Signed qualification agreement OEM #3 OEM #4 Qualifying material OEM #5 Signed qualification agreement OEM #6 OEM #7 OEM #8 Qualifying material OEM #9 OEM #10 Signed qualification agreement OEM #11 OEM #12 OEM #13 13 major OEMs signed Qualification agreements 12 potential Licensees engaged, incl. potential JVs

Leadership in Light-Weighting Drives Profitable Revenue Growth 11 Moving to Higher Margin Product Mix GRP Executive Summary Very Attractive Aero and Automotive Contracts in the backlog GRP Incremental Margin Potential of ~200 bps Commercializing Disruptive MicromillTM Products and Process Continue to Optimize Mill Portfolio Focusing on Capital Efficiency and Profitability

2016 Investor Day Engineered Products and Solutions Karl Tragl – EVP, Arconic and Group President, EPS December 14, 2016

Provider of Advanced, Multi-Material Aerospace Products and Solutions

Engineered Products and Solutions (EPS)

2015 Revenue: **$5.3B** | 2015 EBITDA Margin: **21%** | ~**24K** Employees | **99** Facilities



12
4
3
4
4
4
7
3
3
3
5
2
3



Fastening Systems and Rings

Global leader in aerospace; NA lead position in commercial transportation fastener market

$2.2B Revenue



Power and Propulsion

Global leader in jet engine and industrial gas turbine airfoils

$1.8B Revenue



Forgings and Extrusions

Global technology leader in aerospace, defense structures and forged jet engine discs

$1.0B Revenue



Titanium and Engineered Products

World class producer of Ti aero ingot and mill products; subassemblies/ advanced technologies leader

$0.3B[1] Revenue

X = Number of EPS locations in area

1) *ATEP (formerly known as RTI International Metals) was acquired in July 2015; full year pro forma revenue is $0.7B*

ARCONIC

2

Substantially Improved Portfolio and Margin

EPS – Financial Performance[1]: 2008 & 2015



13%
2008 EBITDA %
Divestitures
e.g., Electrical and Electronic Solutions (wire harness)
Business Line Exits
e.g., exit low margin non-aero applications
Innovations
e.g., Al-Li, Flite-tite®, Enhanced Equiax Castings
Organic Expansions
e.g., Large Structural Castings, Al-Li Cast House
Acquisitions
e.g., Firth Rixson, RTI
Productivity
~$250M savings per annum
21%
2015 EBITDA %

1) See Appendix for EBITDA reconciliations

ARCONIC 3

Leading through Innovation and Cost Efficiency EPS – Competitive Strengths Amount includes 2015 full-year pro forma revenue for ATEP, which was acquired in July 2015 75% of revenue in Aerospace, a market with a 9-year order book 70%1 of revenue from #1 or #2 leadership positions Share gains on new Aero platforms: ~$11B in new aerospace contracts Leading in growing markets Organic investments into large structural castings, Al-Li and TiAl capabilities Near complete coverage of jet engine components and Titanium value chain Strong base for future growth Manufacturing centers adjacent to customers in all regions Low-cost manufacturing footprint, key operational bases in Mexico, China, Hungary and Morocco Cost-effective global footprint Unparalleled capabilities in multi-materials, manufacturing processes and application engineering – from multi-alloy powder production to advanced 3D printing and hybrid processes (Ampliforge™) 6 global R&D centers Highly innovative and tech focused 4

EPS Focused on Aerospace and Adjacent End Markets EPS – 2015 Revenue by End Market Aerospace Defense Engines 2 Aerospace1 75% Large commercial aircraft build rates are directly correlated with >60% of EPS aerospace revenue, with the balance driven by spares, defense, regional jets, business jets, etc. “Other” markets include Oil & Gas, Automotive, Distribution, Mining and Off-Highway 5

Unparalleled Capabilities: Our Competitive Advantage APPLICATION KNOWLEDGE Wide-ranging industry expertise Customer intimacy MATERIALS SCIENCE World class team of experts Leading in alloy, process and coating development DESIGN OPTIMIZATION New 3D design tools Simulation and predictive models Rapid prototyping QUALIFICATION EXPERTISE Aerospace certification process experience Inspection know-how MANUFACTURING TECHNIQUES Broad range of process expertise 3D printing Hybrid solutions EPS – Capabilities 6

Arconic: Innovation, engineered. Near net shape Ti extrusions Ergo-Tech® fastening system Thermal barrier coated airfoils 3D printed latch 3D printed part for Ampliforge™ Mid Turbine Frame 3D Printed Mid Turbine Frame Prototype Al-Li fan blade forging EPS – Innovation Examples 7

Metallic or CFRP: Our Content Flies from Nose to Tail

Participation in Airframe Parts: EPS and GRP

Metallic Airframe



Current content
Future content
Vertical stabilizer fasteners
Auxiliary power unit exhaust ducts
Al Li Fuselage stringers
Wing tips
Fuselage to wing connection
Seat frames
Wing stringers
Crown frames
Torque rods
Hydraulic vessels
Seat tracks
Fuselage skins
Wing spars (forgings and plate)
Wing ribs (plate and extrusions)
Window and door frames
Upper wing skins
Wing flap fasteners
Wheels, brakes and torque tubes
Engine pylon structure and fasteners
Lower wing skins
Landing gear, bay frames
Wing gear ribs, trunions and support fittings
Fuel connectors
Wing box fasteners

CFRP[1]-intensive Airframe



Current content
Future content
CFRP
Threaded Lockbolts
LGP ® HuckComp
Flite-Tite ® / Aerolite ® Sleeved Pins
Stabilizer Attach Frames
VTP Bolts
"B" Code Verilite® Pins
Hydraulic vessels
Al-Li Cradle Frames
Jack Screw Fitting
Center Wing Box Ribs
Trailer Link
Wing Attach Rib
Al-Li Seat Tracks
Titanium Nuts
Heavy Duty Panel Fasteners
Keel Beam & MLG Support
Seat Structures
Main Landing Gear Beam
Al-Li Floor Beams
Cockpit Fuselage Skins & Support Structure
Back-up Spar Fitting
Al-Li Inboard Ribs
Flite-Tite ® Sleeved Lockbolts
Nose Wheels
Main gear wheels, brakes & torque tubes
Outboard Ribs
UAB Blind Bolts
AL-Li Floor Stanchions
Nose Gear Supports
Fuel connectors
XPL ® Lockbolts & Pylon Bolts

ARCONIC

1) *CFRP = Carbon Fiber Reinforced Polymer*

8

Grew Aero Engine Components to Over 90% of Content

EPS - Aero Engine Component Portfolio[1]

2008



Structural Guide Vanes
12-Point & Spline nuts and bolts
Vespel® Inserts
Lever Arms
Fan Hub Frame
Gang Channel
HP Compressor Stators
Fluid Fittings
Turbine Rear Frame / Exhaust
Shaft Bearing Housing
HP Turbine Blades/ Vanes/Shrouds
Shaft Nuts / Bearings
LP Turbine Blades/ Vanes/Shrouds
Turbine Center Frame
Compressor Cases
Combustor Casing

Technology / Innovation

Organic

e.g.

- Al-Li
- Enhanced Equiax Castings

Inorganic

e.g.

- TiAl
- Isothermal Forgings
- Rings / disks

2016



Engine Section Stators
Structural Guide Vanes
12-Point & Spline nuts & bolts
Fan Blades
Vespel® Inserts
Fan Frame Detail Kit
Disks (LPC)
Booster Spool (LPC)
Main Engine Bearing
Fan Disk (Hub)
Lever Arms
Fan Hub Frame
Gang Channel
Fan Case
Labyrinth Ring Seals
HPC Stators
Disks (HPC)
Compressor Shaft
Fluid Fittings
Turbine Rear Frame / Exhaust
Low Pressure Turbine Case (LPT)
Turbine Shafts
Turbine Rear Frame
Shaft Bearing Housing
HP Compressor Disks
LP Turbine Disks
HP Turbine Disks
HP Turbine Blades / Vanes / Shrouds
Shaft Nuts / Bearings
LP Turbine Blades / Vanes / Shrouds
Turbine Center Frame
Shank Nuts, Hook Bolts, Shield Channels
Intermediate Turbine Case
High Pressure Turbine Case (HPT)
Turbine Air Diffuser
Compressor Cases
Combustor Casing

2008 Arconic Components *2016 Arconic Components*

ARCONIC

1) *Engine content over 90% refers to the structural and rotating components*

9

Well-Positioned on Next Generation Aircraft and Aero Engines

Indexed Arconic Revenue by Major Programs[1]: EPS and GRP



Aircraft
Aero Engines
$11B
Aero Contracts Signed
in 2015/16
Increased Aero Content:
$370M[2] above market growth
through 2019
+27%
+43%
+21%
+140%
+16%
B737
B737 MAX
A320
A320neo
A330
A330neo
B767
B787
B777
B777X
+103%
+82%
+35%
+72%
+27%
CFM 56
LeapX
V2500
PW 1100G
Trent 700
Trent 7000
CF6
GEnx 1B
GE90
GE9X
Aero Engines
A320ceo / B737 NG
A320neo / B737 MAX
A320ceo
A320neo
A330ceo
A330neo
B767
B787
B777
B777X
Platforms
Indexed to Current Generation
Current generation
New generation

ARCONIC

1) Aircraft/ Aero engines shown represent ~88% of Large Commercial Aircraft (LCA)/ total engines for LCA in 2017 through 2020 on a unit basis
2) Based on Arconic build rate assumptions as of 12/09/2016

10

Substantial Mid-Term Growth with Near-Term Market Challenges The volumes we hit on CFM56 took us 20 years… we have to do that in four years on Leap. - GE in Aviation Week, Nov 28, 2016 Years CFM56-5B LEAP-1A LEAP-1B CFM56-7B CFM vs. LEAP Production Ramp-Up Curves The medium term outlook for engine manufacturers is bright and shiny spearheaded by commercial aviation which is poised for steady growth through the mid-2030s. - 2016 Annual Strategy Guide, Noealt Corp. Services Ramp Up Example Source: Engine OEM announcements, Airline Monitor (June 2016) Tr XWB-97 [A350-XWB] GE9X [777-X] New Aero Engines 2010 2015 2020 2025 Tr 1000 [787] Tr 7000 [A330neo] PW 1100G [A320neo] PW 1500G [CSeries] LEAP 1A [A320neo] LEAP 1-B [737MAX] PW 1400G [MC-21] PW 1900G [E-2/190] PW 100G [E2-/175 GEnx-2B67 [777-X] GEnx-1B [777-X] LEAP 1C [C919] PW 1200G [MRJ] Every 15 years [airline passenger traffic] is doubling  in size. - Airbus in Flight Global, Sept 22, 2016 CFM prepares for ‘scary’ production ramp-up on LEAP program - Aviation Week, Nov 11, 2016 Emerging Asia adds 100 million new passengers each year Airbus, Boeing raise 20-year deliveries outlook -MarketWatch, July 11, 2016 IATA Expecting Record Airline Industry Profits $39.4B projected for ‘16 ~3X versus 2014 11

EPS Revenue Growth Above Market Accelerates by 2018 Aero supply chain opportunities Non-Aero share gain Innovative products / Aero market share gain Illustrative, indexed to 2016 100% EPS Revenue and Market Growth 2016-2019 Revenue Headwinds Growth Drivers Market Profitability optimization, portfolio activities Aero supply chain risks Market mix effect and competitive pricing +2.4%1 +6.8%2 Growth Drivers Revenue Headwinds EPS Revenue Market growth rate 2016-17 Market growth CAGR 2017-19 12

EPS Incremental Margin Potential of 400 bps

EPS – Earnings Potential (3-5 years)

Profitability Improvement Program

2016E EBITDA Margin ~21% → **EARNINGS POTENTIAL** → **+ 400 bps**

Profitability Drivers

Innovation, Share Gain	Process Optimization, Productivity	Material Cost Reduction	Overhead and Other Cost Reduction
▪ Al-Li fan blades, Flite-Tite®, EEQ[1], coatings, etc. ▪ Large structural castings ▪ Growing Ti applications ▪ Contractual share gain on new Aero engines / aircraft ▪ New Auto applications ▪ 3D printing (direct, hybrid)	▪ Footprint optimization ▪ Lean Manufacturing (ABS[2]) ▪ Debottlenecking, "Sweat the assets" ▪ Automation and Digitization ▪ Low-Cost manufacturing strategy	▪ Metal Strategy (Al savings, revert optimization) ▪ Procurement Engineering ▪ High Yield Commercial Tools ▪ Low-Cost sourcing ▪ Energy savings	▪ Shared Services utilization ▪ Driving lean indirect structure ▪ Harvesting integration synergies

Headwinds

Price and Mix Effect	Material and Other Cost Increases	Labor Cost Increase
▪ Narrow-/wide-body mix change and corresponding engine mix ▪ Competitive pricing ▪ Portfolio optimization	▪ Commodity increases (e.g., Ni, Ti) ▪ Inflation ▪ Energy prices	▪ Salary increases ▪ Pensions ▪ Health and welfare cost

Capital

Capital Efficiency Drivers

Working Capital
- Improve flow-times
- Reduce inventory by stabilizing engine ramp up
- Optimize supplier process

CapEx
- Exacting capital allocation / approval process

1) EEQ = Enhanced Equiax Casting
2) ABS = Arconic Business System

ARCONIC

13

Engineered Products and Solutions EPS Executive Summary Focused on Aerospace 70% of Revenue from #1 or #2 Leadership Position Attractive EBITDA Margin of 21% Industry-Shaping Innovations Organic Growth Projects and Acquisitions Aerospace Share Gain on New Platforms Cost-Effective Global Footprint Relentless Pursuit of Productivity Improvements Substantial Market Growth Mid-Term Near-Term Industry Challenges Above Market Revenue Growth Accelerates by 2018 Incremental Earnings Potential of 400 bps within 3-5 years 14

2016 Investor Day Transportation and Construction Solutions Tim Myers – EVP, Arconic and Group President, TCS December 14, 2016

Leading in Commercial Transportation, Building and Construction Transportation and Construction Solutions (TCS) Arconic Wheels and Transportation Products (AWTP) Building and Construction Systems (BCS) Latin America Extrusions (LAE) 2015 Revenue: $1.9B | 2015 EBITDA Margin: 14% | ~6K Employees | 46 Facilities Building and Construction Systems North America Market Leader Architectural systems and aluminum composite products $1.0B Revenue Arconic Wheels and Transportation Products Global Leader Forged aluminum commercial vehicle wheels $0.8B Revenue Latin America Extrusions Brazil Market Leader Architectural systems and aluminum products $0.1B Revenue 2

EBITDA Margin More Than Doubled Since 2008

TCS – Financial Performance[1]: 2008 & 2015



6%
14%
▪ Acquisitions
e.g., Traco, Barberton
▪ Organic Expansions
e.g., Mexico, Hungary, Japan, China, Brazil, Barberton & Mexico Casthouse
▪ Innovations
e.g., Dura-Bright® EVO, Ultra ONE™ with MagnaForce™, LvL ONE®, OptiQ™ Ultra Thermal, EcoClean™
▪ Business Line Exits
e.g., Automotive structures & wheels
▪ Restructuring
e.g., 14 plant closures
▪ Productivity
~$100M savings per annum, e.g., SMART manufacturing, closed loop scrap system
2008 EBITDA %
2015 EBITDA %

ARCONIC

1) See Appendix for EBITDA reconciliations

3

Strong Brands Leading the Industries Arconic Created

TCS – Competitive Strengths

Iconic brands, built on innovation

- **Invented the industries they lead: Kawneer** created the **first modern store front 110 years** ago, and **Alcoa invented** the first forged aluminum truck wheel **68 years ago**
- Both **brands hold #1 positions** in the market today
- **Customers, architects** and **end users** ask for **TCS brands by name**
- **Brands** are steeped in **innovation**, with recent revolutionary offerings including **Ultra ONE™** wheel with **MagnaForce®** alloy, **Dura-Bright®EVO™** and **EcoClean™ surface treatments,** and the **Bloomframe™** convertible balcony system



Poised for global growth

- **5,300** customers **across 5 continents**
- **Favorable Global Megatrends:** climate change, weight regulation, urbanization, and security are **driving demand** for **lightweight products** and **energy efficient solutions**
- **Growing channel of 26 service and distribution centers and 120 distribution partners in 53 countries** to serve our customers **where they need us most**

Well-positioned to win

- **Low-cost manufacturing footprint** with key operational bases in Mexico, China and Hungary
- **Disciplined cost control** and **high operating efficiency**
- **Disruptive process innovation** and **SMART manufacturing** protect our **leadership position**
- Relatively **low capital** intensity

ARCONIC

4

Well-Positioned in Attractive Growing Markets

TCS – Market Segment Overview

Market Segment	% of 2015 Revenue	Market Growth			Arconic TCS Revenue Drivers
		2017		2019[1]	
Commercial Transportation	42%	NA	-15%	+15%	+ **Tightening** global fuel efficiency, emissions, and weight **standards and enforcement** + Increasing adoption of **New Energy Vehicles** + **Breakthrough Products**, e.g. Ultra ONE™ with Magna-Force® Alloy, Dura-Bright®EVO™, next generation products + **Continued expansion** of our global sales and distribution network
		EU	-5%	+9%	
		China	~0%	+1%	
Building and Construction	51%	NA	+4%	+3%	+ Global urbanization, increasing **environmental** standards, and **security** needs + **Breakthrough products**, e.g. EcoClean™, OptiQ™, Bloomframe™, next generation + **Continued expansion** of our **service centers** and distribution network
		EU	+2%	+2%	
Latin America Extrusions	7%	+1%		+2%	– **Brazilian** economy + Launch of **Kawneer** brand + Introduction of **new B&C** product line

ARCONIC

1) *From 2017 year-end to 2019 year-end CAGR*

5

Unmatched Global Footprint, Product Innovation Drive Growth Arconic Wheel and Transportation Products – Market Drivers and Competitive Position Innovation Core Competencies/Competitive Advantages Market Drivers 99% revenue from #1 market position 93% of revenue driven by proprietary products; 42% from products introduced in past three years Unmatched Global Manufacturing and Commercial Footprint: 14 locations, 9 countries, & 1,600 employees More Stringent Regulations 20% lower fuel consumption 20% reduction in GHG emissions Rising Global Enforcement of Weight Regulations Global Increase in New Energy Vehicles Ultra ONEä 47% lighter than steel Can save up to 1,450 lbs per rig 17% stronger proprietary MagnaForceä alloy Dura-Bright® EVO™ Patented Dura-Bright® finish eliminates polishing and painting 10x improvement in corrosion resistance No mechanical or chemical cleaning Global Aluminum Wheel Penetration % ($)1 Heavy Duty and Medium Duty Truck, Heavy Duty Trailer and Bus 6

Industry-Leading Design and Product Development Capabilities as Main Growth Engines

Building and Construction Systems – Market Drivers and Competitive Position

Market Drivers

Population Growth



~**8.0B people** by 2025

Urbanization



>50% urban population drives construction demand

Energy Efficiency



Global **energy consumption increasing >50%** by 2025

Arconic Architectural Systems

*Arconic's **Kawneer** brand innovation is driven by breakthrough façade designs that offer increased performance and value to end users*

Increased **Thermal performance** to meet new sustainability standards (LEED, BREEAM, etc.)



OptiQ UltraThermal

+40% thermal performance



Enhanced **Blast resistance** to adapt to various security environments

IR501UT Framing

+60% structural performance

Stronger **Hurricane resistance** for a more volatile climate



1630 SS IR C/W

Withstand object impact of >50mph

+20% dynamic wind resistance

Sales channel expansion via E-Commerce platform "Kawneer Direct" provides a seamless interface between customer and Arconic

Arconic Architectural Products

*Arconic's **Reynobond** and **Reynolux** brands' innovation is driven by premium surface finishes and innovative core materials that offer more choice to end users*



- Expanding **EcoClean** surface coating that **absorbs Nox** from the air around it while **reducing cleaning costs**



- **Designline** utilizes **advanced polymer finishes** that can mimic other natural elements such as wood, granite, etc.
- Improving **core technology** to increase **fire retardant** performance



- High gloss finishes in the **Grandezza product line** to open new markets to Reynobond such as interior panels in kitchens, offices

ARCONIC

7

Project Pictures Placeholder Alcoa Confidential US Bank Stadium Height: 270 Feet, 7 Levels Seats: 66,000 Curtain Wall: ~200,000 sq. ft. Kawneer on Doors: World’s 5 largest-75-95’ tall by 55’ wide, 160,000 to 180,000 lbs. each Award: 2016 Most Innovative Curtain Wall Project

TCS Incremental Margin Potential of 250 bps

TCS – Earnings Potential (3-5 years)

Profitability Improvement Program

Profitability Drivers

Productivity
- Physical and digital automation
- Low-cost manufacturing
- Increase capacity utilization
- Portfolio repositioning
- Kawneer direct low-cost supply chain

Procurement
- Maintenance and services reduction: outsourcing, specification standards and predictive maintenance
- Low-cost sourcing
- Transportation optimization
- Leverage procurement spend

Innovation
- New products: Ultra One™, Dura-Bright®EVO™, OptiQ™ Thermal Systems, Bloomframe™
- Disruptive process technology
- Next generation products

2016E EBITDA Margin ~15%

EARNINGS POTENTIAL

+250 bps

Headwinds

Competitive pricing pressure
- Long-term contracts
- Global competition

Inflationary pressures
- Labor: wages & benefits
- Maintenance, services & transportation costs

Capital

Capital Efficiency Drivers

Working Capital
- Targeted inventory reductions
- Maintain strong collections
- Leverage procurement spend for better terms

CapEx
- Exacting capital allocation / approval process

ARCONIC

9

TCS – Well-Positioned for Continuous Profitable Growth TCS Executive Summary Strongly Positioned in Attractive Markets Iconic Brands with a Growing, Global Customer Base First to Market with Breakthrough Products & Solutions Well-Positioned to Win through Manufacturing Excellence Above Market Growth with Incremental Margin Potential of ~250 bps 10

2016 Investor Day Ken Giacobbe - CFO December 14, 2016

Agenda S101 3 Year Targets and Earnings Potential Core Elements of Financial Management 2016 and 2017 Guidance 2017 and 2019 Key Financial Metrics 2

2016 2017 2019 Revenue $12.1B - $12.6B $11.8B - $12.4B 7% - 8% CAGR2 Combined Segment EBITDA % ~16% ~17% ~19% EBITDA %1 ~14% ~15% ~17% RONA % ~7%3 ~9% 11% - 12% Gross Debt $8.1B $7.1B Net Debt / EBITDA4: 2.0x - 2.5x Cash $1.8B $1.2B AA Stake 19.9% Stake = ~$1.2B (as of 12/09/2016) Free Cash Flow5 $350M+ ~$700M Financial Targets through 2019 Drive Significant Shareholder Value Arconic Targets For comparable analytical purposes only, all periods shown use the 2017 expected corporate spend of ~$300M Compounded annual growth rate from Year End 2017 to Year End 2019 For comparable analytical purposes only, Return on Net Assets (RONA) 2016 uses an annualized view of Q4 2016 corporate expense Excludes the benefit of monetizing the retained interest in Alcoa Corp. Free Cash Flow = Operating Cash Flow - CapEx Arconic Financial Targets/Outlook ~$1.2B monetization of retained interest in Alcoa Corp (19.9%) Responsible monetization with timing based on market conditions Would be used for Debt pay-down Share repurchases 3

Agenda S101 3 Year Targets and Earnings Potential Core Elements of Financial Management 2016 and 2017 Guidance 2017 and 2019 Key Financial Metrics 4

Arconic: Focused on Driving Shareholder Value with an Owner Mindset Shareholder Value Creation Model O W N E R M I N D S E T Shareholder Value Productivity / Overhead Cost Reduction Innovation Market Share / Growth Returning Cash to Shareholders Capital Efficiency De-Leveraging O W N E R M I N D S E T Core Elements of Our Financial Management 5

Capital Allocation will Deliver Shareholder Value



Capital Allocation Priorities

De-Leveraging
(excluding benefits of retained interest)

Short-term actions
(2017)

- **$1B** in **debt reduction** (incremental to $750M debt pay down in December 2016)
- Operating cash: $750M

Long-term debt management[2]
(2019 Target)

- **Net Debt / EBITDA: 2.0x – 2.5x**

Returning Cash to Shareholders

Dividends

- Targeting pay out of **~10%** of **operating cash flows**

Repurchase framework

- **Opportunistic share repurchases** based on relative-return assessment

Capital Efficiency

Disciplined spending

- **Max 2017 total CapEx** of **$650M**

Sustaining CapEx

- **Reinvestment rate**[1]**: 40-60%**

Growth project selection

- **Internal Rate of Return hurdle rate** of **15%**
- **Payback** of **<5 years**
- Rigorous **CEO / CFO** and **Board review**

Retained Interest

- Responsible monetization of AA minority stake with timing based on market conditions

ARCONIC

1) *Reinvestment rate defined as Sustaining CapEx / Depreciation & Amortization*
2) *Excludes the benefit of monetizing the retained interest in Alcoa Corp.*

6

Overhead Reductions more than Offset $18M of Corporate Dis-synergies

Arconic Corporate Overhead as % of Revenue



1.5%
$18M of Dis-synergies in Corporate from separation
-24%
~$45M reduction
Reduced spend in all Corporate Functions
Reduced HQ footprint
Reduced complexity
~1.1%
<1.0%
Targeting low-end of similarly sized industrial peers
Arconic Standalone Run Rate
2017 Target1
2019 Target

ARCONIC

1) Reflects ~$140M Corporate Overhead included in $300M of Corporate spend on an EBITDA basis. Remaining components are $60M of Corporate R&D, Pension / OPEB of $60M, and other of ~$40M

7

400-500 Basis Point Improvement in RONA through 2019 For comparable analytical purposes only, Return on Net Assets (RONA) 2016 uses an annualized view of Q4 2016 corporate expense Net PP&E refers to Net Property, Plant, and Equipment Return on Net Assets (RONA): 2016 Estimate and 2019 Target Range 11% – 12% 1 ~7% RONA Expectations Action Plan Net Income gains Days Working Capital improvement CapEx management Overhead efficiencies Calculation and Reasons for Choosing Align with shareholder value creation Drive capital efficiency Focus on core operational efficiency RONA = Adjusted Net Income Net PP&E2 + Net Working Capital 8

Targeting 2017 to 2019 Free Cash Flow Growth of ~2x

Free Cash Flow Overview


~$700M
~2x
$350M+
2017 Target
2019 Target

2017 Action Plan

- Revenue Growth
- Margin Improvement
- Reduce Working Capital by 3-7 days (vs. ~50 days in 4Q 2016)
- Max CapEx at $650M

Path to 2019

- Revenue Growth
- Margin Improvement
- Working Capital Improvements
- Total CapEx at ~5% of Revenues

Definition

Free Cash Flow = Operating Cash Flow - CapEx

ARCONIC

9

Avoid Double Counting Pension / OPEB Obligations in Valuation



Pension and OPEB Overview

Obligations

- **Total unfunded Pension / OPEB liability: $3.3B**
  – Pension: $2.3B
  – OPEB: $1.0B
- **Pension plan funded status:**
  – US ERISA: ~90%
  – Worldwide GAAP: ~70%
- **25 bps discount rate net sensitivity:**
  – Pension / OPEB liability: $220M

Enterprise / Equity Value Implications

Erroneous Valuation

	Net Income
+	Interest Expense
+	Income Tax Expense (Benefit)
+	Depreciation and Amortization
	(no adj. for Pension/OPEB Exp.)
+	Other
=	**EBITDA**
X	*EV / EBITDA Multiple*
=	**Enterprise Value**
-	**Net Debt (including** tax-effected **unfunded Pension / OPEB obligations)**
=	**Equity Value**

Double-counting

Acceptable Approach

	Net Income
+	Interest Expense
+	Income Tax Expense (Benefit)
+	Depreciation and Amortization
	(no adj. for Pension/OPEB Exp.)
+	Other
=	**EBITDA**
X	*EV / EBITDA Multiple*
=	**Enterprise Value**
-	**Net Debt (excluding** tax-effected **unfunded Pension / OPEB obligations)**
=	**Equity Value**

ARCONIC

10

Agenda S101 3 Year Targets and Earnings Potential Core Elements of Financial Management 2016 and 2017 Guidance 2017 and 2019 Key Financial Metrics 11

Confirming 2016 Roadshow Guidance Combined Segments Profitability and Key Financial Elements (pre-tax) Combined Segments 20151 2016 Guidance1 2016 Guidance excluding Tennessee Packaging1,2 Revenue ($ Billions) $12.5 $12.1 - $12.6 $11.5 - $12.0 EBITDA ($ Millions) $1,893 $1,945 - $2,005 $1,948 - 2,008 Productivity Q3 YTD achievement of $524M3 Business programs: $266M Procurement savings: $211M Overhead reduction: $47M CapEx ~$800M (40% sustaining) Total Depreciation and Amortization ~$550M Effective Tax Rate ~35% Interest Expense ~$500M 12 Excludes Warrick and corporate spend of $300M on an EBITDA basis 2) Excludes Tennessee Packaging revenue of ~$550M in 2016; Arconic will exit Tennessee Packaging 3) Arconic expects to exit the North American Packaging business at its Tennessee Operations following the expiration of the toll processing and services agreement with Alcoa Corporation, unless sooner terminated by the parties. See appendix for revenue and EBITDA reconciliations.

Arconic Q4'16 and 2017 Reporting

Expected Format and Selected Items of Q4'16 and 2017 Arconic Results

Arconic Q4'16 Reporting Overview

- **3 Months of Arconic results** (Oct – Dec)
- **1 Month of GPP results** reported in **discontinued operations** (Oct)
- **Non-Cash Charges** related to separation[1]

Item	Non-Cash Charge	Location
Deferred Tax Asset Valuation Allowance	~$1,400M	Corporate
Loss on Disposal of Alcoa Corporation	Not Anticipated	Disc Ops

General Reporting Overview

2016 Q4 Reporting

- Continued segment reporting utilizing ATOI
- Segment level reporting
  - **GRP adjusted** to reflect **separation** of the **Warrick and Saudi Arabian** rolling mills
  - **EPS & TCS unchanged**
- **RONA** to be reported at the **Arconic level**[2]

2017 Reporting

- **Segment reporting metric** to change from ATOI to **Adjusted EBITDA**
- **Corporate spend** reporting to change from after-tax to pre-tax
- **RONA** to be reported at the **Arconic level**

1) *Accounting charges triggered by the separation*
2) *For comparable analytical purposes only, Return on Net Assets (RONA) 2016 uses an annualized view of Q4 2016 corporate expense*

ARCONIC

13

Confirming 2017 Guidance

2017 Financial Targets and Key Financial Elements

Financial Targets[1]

	2016	2017
Revenue	$12.1B-$12.6B	$11.8B-$12.4B
Combined Segment EBITDA %	~16%	~17%
EBITDA %[2]	~14%	~15%
RONA	~7%[3]	~9%

2017 Key Financial Elements

Corporate Spend (EBITDA)

- **~$300M** / year

CapEx

- **~$650M**

Total Depreciation and Amortization

- **~$560M**

Effective Tax Rate

- **32% - 35%**

Productivity

- **Net savings: ~2%** of revenues (before the impact of price/mix/volume)

Interest Expense

- **~$410M** (assumes December 2016 redemption of notes due February 2017 and $1B in debt reduction in 1H 2017)

Cash

- **Free Cash Flow: $350M+**

Retained Interest

- Responsible monetization of AA minority stake based on market conditions

2017 Expenses & Contributions[4]

- Pension Expense: $220M[5]
- Pension Contribution: $300M
- OPEB Expense: $40M
- OPEB Contribution: $100M

1) *LME +$100/MT is worth ~+$100M in revenue and ~($10M) in EBITDA on a full year basis*
2) *For comparable analytical purposes only, all periods shown use the 2017 expected corporate spend of ~$300M*
3) *For comparable analytical purposes only, Return on Net Assets (RONA) 2016 uses an annualized view of Q4 2016 corporate expense*
4) *Approximately $60M of pension / OPEB expense is incorporated in corporate spend*
5) *Group Pension / OPEB EBITDA Margin impacts: EPS = ~1.5 pct. points; TCS = ~1 pct. point; GRP = ~2.0 pct. points*

ARCONIC

14

Capital Structure: $6.3B in Net Debt Estimated Capital Structure: Before Monetizing Retained Interest Estimated Capitalization at December 31, 2016 ($B) Amount Cash $1.8 Excludes 19.9% Retained Interest in Alcoa Corporation ~$1.2 (as of 12/09/2016) Bonds $7.85 Other debt $0.25 Total Debt $8.1 Net Debt (excluding retained interest) $6.3 Net Debt / EBITDA 3.55x – 3.75x 15

Agenda S101 3 Year Targets and Earnings Potential Core Elements of Financial Management 2016 and 2017 Guidance 2017 and 2019 Key Financial Metrics 16

The Path Forward: Margin Expansion and Capital Efficiency 2017 and 2019 Financial Targets Summary Arconic 2017 Revenue $11.8B - $12.4B EBITDA % ~15% Free Cash Flow $350M+ Leverage $1B of debt reduction RONA ~9% Arconic 2019 Revenue 7% - 8% CAGR from 2017 to 2019 EBITDA % ~17% Free Cash Flow ~$700M Leverage 2.0x – 2.5x Net Debt / EBITDA RONA 11% - 12% Excluding positive impact of retained interest 17

2016 Investor Day Klaus Kleinfeld – Chairman and CEO Closing Remarks December 14, 2016

Arconic: A Very Compelling and Timely Investment Opportunity

Key Reasons for Investing in Arconic Now

1 Strong Market Positions and Margin Profile

- ~70% of Revenues from #1/#2 Leadership Positions
- EBITDA Margins Currently in the Mid-Teens
- Excellent Free Cash Flow (FCF) Profile: 2017E FCF - $350M, 2019E FCF - $700M

2 Positioned to Capture Near-Term Growth Tailwinds in Major Segments

- Aerospace: Next-Generation in Both Engines and Structures
- Automotive: Aluminum Penetration Continuing
- Differentiated Technology Driving Sustainable Share Gains in All Segments

3 Clear Execution Path to Incremental Value by Improving Businesses

- Substantially Improving Margins, FCF & RONA
- Optimizing Other Elements (e.g., Interest Expense, Taxes)
- Experienced Management Team Fully Aligned with Board
- Distinct Focus on Major End-Markets (Aerospace, Automotive, Commercial Transportation and Building & Construction)

4 Strong Balance Sheet Profile and Financial Flexibility

- Net Debt (Adjusted for Retained AA Stake) ~3x EBITDA (2016)
- 2016 Year-End Cash (~$1.8B) and AA Stake (~$1.2B)[1] Provides Good Flexibility
- Future FCF Growth Opportunities from Multiple Initiatives

5 Arconic Stock Opportunity is Currently Under-Discovered

- Many Long-Standing Investors Owned Pre-Split Company for the Metals Play
- Spin-off of Commodities Segment Closed Less than Two Months Ago
- Aerospace/Industrial Research Analysts are in Early Stages of Initiating Coverage
- Many Aerospace/Industrial Investors are Still Ramping Up Their Learning Process

6 Owner Mindset: Attacking All Opportunities to Drive Shareholder Value

- Management Incentives Fully Aligned with Shareholder Value Creation
- Sales Growth: Collaborating on Next-Gen Launches; Landing Large New Orders
- Margin Improvement: Major Initiatives Underway in Each Segment
- Capital Allocation: Exacting, Returns-Based Approval Processes
- Raising Investor Awareness and Transparency: Strong Focus Throughout 2017

1) *Based on 12/09/16 close price*

ARCONIC

2

In Summary: A Relentless Focus to Drive Shareholder Value Arconic Shareholder Value Creation Model and Targets 3 For comparable analytical purposes only, all periods shown use the 2017 expected corporate spend of ~$300M Compounded annual growth rate from Year End 2017 to Year End 2019 For comparable analytical purposes only, Return on Net Assets (RONA) 2016 uses an annualized view of Q4 2016 corporate expense Excludes the benefit of monetizing the retained interest in Alcoa Corp. Free Cash Flow = Operating Cash Flow - CapEx

2016 Investor Day Appendix December 14, 2016

Well-Positioned on Next Generation Aircraft and Engines

Indexed Arconic Revenue by Major Programs[1] : EPS and GRP



Revenue per Aircraft (indexed to B737)
Current generation
New generation
+27%
+43%
+21%
+140%
+16%
B787 (CFRP[3]): ~$6.5M Rev content / shipset
B767 (Metallic): ~$2.7M Rev content / shipset
B737 B737 MAX
A320 A320 neo
A330 A330 neo
B767 B787
B777 B777X
A350 B747-8 A380
Order book[2]
1,019 3,331
732 4,788
150 186
96 694
151 306
769 15 124



Revenue per Aero Engine (indexed to CFM56)
Current generation
New generation
+103%
+82%
+35%
+72%
+27%
GEnx 1B (B787): ~$740K Rev content / engine
CF6 (B767): ~$430K Rev content / engine
Engine
CFM 56 LeapX
V2500 PW 1100G
Trent 700 Trent 7000
CF6 GEnx 1B
GE90 GE9x
Trent XWB GEnx 2B
Platforms
A320 ceo / B737 NG
A320 neo / B737 MAX
A320 ceo
A320 neo
A330 ceo
A330 neo
B767 B787
B777 B777X
A350 B747-8

1) *Aircraft shown represent ~95% of total Large Commercial Aircraft in 2017 through 2020 on a unit basis, and aero engines shown represent ~95% of total engines for Large Commercial Aircraft in 2017 through 2020 on a unit basis*
2) *Source: Boeing and Airbus – as of September 30, 2016*
3) *CFRP = Carbon Fiber Reinforced Polymer*

ARCONIC

2

Reconciliation of Arconic Combined Segment Adjusted EBITDA[1]

($ in millions)	2008	2009	2010	2011	2012	2013	2014	1Q15	2Q15	3Q15	4Q15	2015	1Q16	2Q16	3Q16
After-tax operating income (ATOI)	$532	$218	$620	$767	$912	$977	$983	$243	$280	$251	$212	$986	$275	$307	$278
Add:															
Depreciation, depletion, and amortization	361	384	374	377	369	368	390	111	115	123	130	479	126	124	127
Equity (income) loss	–	(2)	(2)	(1)	–	–	–	–	–	–	–	–	–	–	–
Income taxes	275	159	280	345	434	448	434	119	116	112	83	430	123	137	110
Other	6	–	2	–	(12)	(2)	(1)	–	–	(2)	–	(2)	–	–	–
Adjusted EBITDA	$1,174	$759	$1,274	$1,488	$1,703	$1,791	$1,806	$473	$511	$484	$425	$1,893	$524	$568	$515
Third-party sales	$14,144	$9,870	$10,285	$12,254	$12,112	$12,071	$12,582	$3,081	$3,200	$3,159	$3,037	$12,477	$3,062	$3,248	$3,141
Adjusted EBITDA Margin	8.3%(2)	7.7%	12.4%	12.1%	14.1%	14.8%	14.4%	15.4%	16.0%	15.3%	14.0%	15.2%	17.1%	17.5%	16.4%

Arconic's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic's operating performance and the Company's ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

(1) Excludes the Warrick, IN rolling operations and the equity interest in the rolling mill at the joint venture in Saudi Arabia, both of which were previously part of the Global Rolled Products segment but became part of Alcoa Corporation effective November 1, 2016.

(2) Including the wire harness and electrical distribution business which was sold in 2009 and reflected in discontinued operations in the 2008 historical presentation, Adjusted EBITDA margin was 6.9% based on Adjusted EBITDA of $1,059 and Third-party sales of $15,350.

ARCONIC

3

Reconciliation of Global Rolled Products Adjusted EBITDA[1]

($ in millions, except per metric ton amounts)	2008	2009	2010	2011	2012	2013	2014	1Q15	2Q15	3Q15	4Q15	2015	1Q16	2Q16	3Q16
After-tax operating income (ATOI)	$(15)	$(108)	$192	$222	$302	$241	$224	$49	$71	$56	$49	$225	$74	$81	$69
Add:															
Depreciation, depletion, and amortization	190	201	212	212	205	202	211	50	50	51	52	203	50	50	52
Equity loss	–	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Income taxes	50	21	80	83	137	95	67	29	18	23	15	85	31	32	22
Other	4	(2)	2	1	(3)	–	(1)	–	–	(1)	–	(1)	–	–	–
Adjusted EBITDA	$229	$112	$486	$518	$641	$538	$501	$128	$139	$129	$116	$512	$155	$163	$143
Total shipments (thousand metric tons) (kmt)	2,029	1,584	1,481	1,606	1,675	1,715	1,788	380	412	399	379	1,570	385	427	422
Adjusted EBITDA / Total shipments ($ per metric ton)	$113	$71	$328	$322	$383	$314	$280	$337	$337	$323	$306	$326	$403	$382	$339
Third party sales	$7,659	$4,978	$5,404	$6,602	$6,335	$6,065	$6,344	$1,353	$1,429	$1,287	$1,184	$5,253	$1,184	$1,316	$1,285
EBITDA Margin	3.0%	2.2%	9.0%	7.8%	10.1%	8.9%	7.9%	9.5%	9.7%	10.0%	9.8%	9.7%	13.1%	12.4%	11.1%

Arconic's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic's operating performance and the Company's ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

(1) Excludes the Warrick, IN rolling operations and the equity interest in the rolling mill at the joint venture in Saudi Arabia, both of which were previously part of the Global Rolled Products segment but became part of Alcoa Corporation effective November 1, 2016

ARCONIC
4

Reconciliation of Engineered Products and Solutions Adjusted EBITDA

($ in millions)	2008	2009	2010	2011	2012	2013	2014	1Q15	2Q15	3Q15	4Q15	2015	1Q16	2Q16	3Q16
After-tax operating income (ATOI)	$465	$321	$355	$436	$484	$569	$579	$156	$165	$151	$123	$595	$162	$180	$162
Add:															
Depreciation, depletion, and amortization	118	118	114	120	122	124	137	51	54	61	67	233	65	62	63
Income taxes	225	159	182	224	248	286	298	76	81	71	54	282	78	87	71
Other	2	2	–	–	–	–	–	(1)	1	–	–	–	–	–	–
Adjusted EBITDA	$810	$600	$651	$780	$854	$979	$1,014	$282	$301	$283	$244	$1,110	$305	$329	$296
Third-party sales	$4,215	$3,355	$3,225	$3,716	$3,863	$4,054	$4,217	$1,257	$1,279	$1,397	$1,409	$5,342	$1,449	$1,465	$1,406
Adjusted EBITDA Margin	19.2%[1]	17.9%	20.2%	21.0%	22.1%	24.1%	24.0%	22.4%	23.5%	20.3%	17.3%	20.8%	21.0%	22.5%	21.1%

Arconic's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic's operating performance and the Company's ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

(1) Including the wire harness and electrical distribution business which was sold in 2009 and reflected in discontinued operations in the 2008 historical presentation, Adjusted EBITDA margin was 12.8% based on Adjusted EBITDA of $695 and Third-party sales of $5,421.

ARCONIC

5

Reconciliation of Transportation and Construction Solutions Adjusted EBITDA

($ in millions)	2008	2009	2010	2011	2012	2013	2014	1Q15	2Q15	3Q15	4Q15	2015	1Q16	2Q16	3Q16
After-tax operating income (ATOI)	$82	$5	$73	$109	$126	$167	$180	$38	$44	$44	$40	$166	$39	$46	$47
Add:															
Depreciation, depletion, and amortization	53	65	48	45	42	42	42	10	11	11	11	43	11	12	12
Equity loss (income)	–	(2)	(2)	(1)	–	–	–	–	–	–	–	–	–	–	–
Income taxes	–	(21)	18	38	49	67	69	14	17	18	14	63	14	18	17
Other	–	–	–	(1)	(9)	(2)	–	1	(1)	(1)	–	(1)	–	–	–
Adjusted EBITDA	$135	$47	$137	$190	$208	$274	$291	$63	$71	$72	$65	$271	$64	$76	$76
Third-party sales	$2,270	$1,537	$1,656	$1,936	$1,914	$1,951	$2,021	$471	$492	$475	$444	$1,882	$429	$467	$450
Adjusted EBITDA Margin	5.9%	3.1%	8.3%	9.8%	10.9%	14.0%	14.4%	13.4%	14.4%	15.2%	14.6%	14.4%	14.9%	16.3%	16.9%

Arconic's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic's operating performance and the Company's ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

ARCONIC
6

Acronyms 7 AA Alcoa Corporation ATEP Arconic Titanium & Engineered Products B&C Building & Construction BCS Building & Construction Systems CFRP Carbon Fiber Reinforced Polymer D&A Depreciation & Amortization DI Degrees of Implementation DPW Davenport Works EPS Engineered Products & Solutions FCA Fiat Chrysler Automotive FX Foreign Currency Exchange Rates GHG Greenhouse Gas GM General Motors GRP Global Rolled Products JSF Joint Strike Fighter KPIs Key Performance Indicators LME London Metal Exchange OPEB Other Post-Employment Benefits RONA Return on Net Assets TCS Transportation & Construction Solutions TN Tennessee